Exhibit 99.1
Selected Investment Detail as of September 30, 2008
Reinsurance Group of America, Incorporated and its subsidiaries (“The Company”) had total cash and invested assets of $16.6 billion and $16.8 billion at September 30, 2008 and December 31, 2007, respectively, as illustrated below (dollars in thousands):

	September 30, 2008	December 31, 2007
Fixed maturity securities, available-for-sale	$9,121,953	$9,397,916
Mortgage loans on real estate	782,282	831,557
Policy loans	1,048,517	1,059,439
Funds withheld at interest	4,806,642	4,749,496
Short-term investments	32,520	75,062
Other invested assets	432,982	284,220
Cash and cash equivalents	412,255	404,351

Total cash and invested assets	$16,637,151	$16,802,041

The following table presents consolidated invested assets, net investment income and investment yield, excluding funds withheld. Funds withheld assets are primarily associated with the reinsurance of annuity contracts on which the Company earns a spread. Fluctuations in the yield on funds withheld assets are generally offset by a corresponding adjustment to the interest credited on the liabilities (dollars in thousands).

	Three months ended September 30,				Nine months ended September 30,
	2008	2007	Increase		2008	2007	Increase
Average invested assets at amortized cost	$12,185,216	$10,996,941	10.8%		$11,632,451	$10,497,605	10.8%
Net investment income	179,193	161,311	11.1%		523,681	466,449	12.3%
Investment yield (ratio of net investment income to average invested assets)	6.01%	6.00%	1	bp	6.05%	5.97%	8	bps

The amortized cost, gross unrealized gains and losses, and estimated fair values of investments in fixed maturity securities and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at September 30, 2008 and December 31, 2007 are as follows (dollars in thousands):

				Estimated
	Amortized	Unrealized	Unrealized	Fair	% of
September 30, 2008	Cost	Gains	Losses	Value	Total
Available-for-sale:
U.S. corporate securities	$3,565,074	$5,682	$(469,436)	$3,101,320	34.0%
Canadian and Canadian provincial governments	1,678,671	330,369	(40,926)	1,968,114	21.6%
Residential mortgage-backed securities	1,302,991	6,776	(47,052)	1,262,715	13.9%
Foreign corporate securities	1,185,038	11,588	(108,371)	1,088,255	11.9%
Asset-backed securities	483,308	1,316	(88,717)	395,907	4.3%
Commercial mortgage-backed securities	1,029,457	891	(124,917)	905,431	9.9%
U.S. government and agencies	8,250	298	—	8,548	0.1%
State and political subdivisions	46,630	25	(4,587)	42,068	0.5%
Other foreign government securities	343,905	7,032	(1,342)	349,595	3.8%

Total fixed maturity securities	$9,643,324	$363,977	$(885,348)	$9,121,953	100.0%

Non-redeemable preferred stock	$187,966	$14	$(72,830)	$115,150	77.5%
Common stock	35,571	336	(2,464)	33,443	22.5%

Total equity securities	$223,537	$350	$(75,294)	$148,593	100.0%

				Estimated
	Amortized	Unrealized	Unrealized	Fair	% of
December 31, 2007	Cost	Gains	Losses	Value	Total
Available-for-sale:
U.S. corporate securities	$3,382,944	$27,350	$96,679	$3,313,615	35.3%
Canadian and Canadian provincial governments	1,561,700	570,691	1,163	2,131,228	22.7%
Residential mortgage-backed securities	1,414,187	12,306	12,216	1,414,277	15.0%
Foreign corporate securities	1,040,817	35,159	25,971	1,050,005	11.2%
Asset-backed securities	494,458	1,252	31,456	464,254	4.9%
Commercial mortgage-backed securities	641,479	8,835	5,087	645,227	6.9%
U.S. government and agencies	3,244	209	1	3,452	—%
State and political subdivisions	52,254	152	945	51,461	0.5%
Other foreign government securities	325,609	3,300	4,512	324,397	3.5%

Total fixed maturity securities	$8,916,692	$659,254	$178,030	$9,397,916	100.0%

Non-redeemable preferred stock	$144,942	$986	$19,953	$125,975	91.8%
Common stock	11,483	2	232	11,253	8.2%

Total equity securities	$156,425	$988	$20,185	$137,228	100.0%

The table below shows the major industry types and weighted average credit ratings, which comprise the U.S. and foreign corporate fixed maturity holdings at (dollars in thousands):

	September 30, 2008
		Estimated		Average Credit
	Amortized Cost	Fair Value	% of Total	Ratings
Finance	$1,433,689	$1,176,929	28.1%	A-
Industrial	1,161,833	1,043,016	24.9%	BBB
Foreign (1)	1,185,038	1,088,255	26.0%	A
Utility	531,564	487,337	11.6%	BBB
Other	437,988	394,038	9.4%	BBB+

Total	$4,750,112	$4,189,575	100.0%	A

	December 31, 2007
		Estimated		Average Credit
	Amortized Cost	Fair Value	% of Total	Ratings
Finance	$1,394,562	$1,343,539	30.8%	A
Industrial	1,069,727	1,060,236	24.3%	BBB+
Foreign (1)	1,040,817	1,050,005	24.1%	A
Utility	504,678	503,969	11.5%	BBB
Other	413,977	405,871	9.3%	BBB+

Total	$4,423,761	$4,363,620	100.0%	A-

(1)	Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign investments.
The quality of the Company’s available-for-sale fixed maturity securities portfolio, as measured at fair value and by the percentage of fixed maturity securities invested in various ratings categories, relative to the entire available-for-sale fixed maturity security portfolio, at September 30, 2008 and December 31, 2007 was as follows (dollars in thousands):

	September 30, 2008				December 31, 2007
NAIC	Rating Agency	Amortized	Estimated	% of	Amortized	Estimated	% of
Designation	Designation	Cost	Fair Value	Total	Cost	Fair Value	Total
1	AAA/AA/A	$7,479,538	$7,183,940	78.8%	$7,022,497	$7,521,177	80.0%
2	BBB	1,817,281	1,632,806	17.9%	1,628,431	1,617,983	17.2%
3	BB	253,665	231,706	2.5%	201,868	198,487	2.1%
4	B	58,868	43,503	0.5%	47,013	43,680	0.5%
5	CCC and lower	31,336	27,361	0.3%	16,800	16,502	0.2%
6	In or near default	2,636	2,637	—%	83	87	—%

	Total	$9,643,324	$9,121,953	100.0%	$8,916,692	$9,397,916	100.0%

The Company’s fixed maturity portfolio includes structured securities. The following table shows the types of structured securities the Company held at:

	September 30, 2008		December 31, 2007
	Amortized	Estimated	Amortized	Estimated
(dollars in thousands)	Cost	Fair Value	Cost	Fair Value
Residential mortgage-backed securities:
Collateralized mortgage obligations	$932,046	$892,959	$1,018,597	$1,016,195
Pass-through securities	370,945	369,756	395,590	398,081

Total residential mortgage-backed securities	1,302,991	1,262,715	1,414,187	1,414,276
Commercial mortgage-backed securities	1,029,457	905,431	641,479	645,227
Asset-backed securities	483,308	395,907	494,458	464,254

Total	$2,815,756	$2,564,053	$2,550,124	$2,523,757

As of September 30, 2008 and December 31, 2007, the Company held investments in securities with subprime mortgage exposure with amortized costs totaling $239.6 million and $267.7 million, and estimated fair values of $177.4 million and $246.8 million, respectively. Those amounts include exposure to subprime mortgages through securities held directly in the Company’s investment portfolios within asset-backed securities, as well as securities backing the Company’s funds withheld at interest investment. The following tables summarize the securities by rating and underwriting year at September 30, 2008 and December 31, 2007 (dollars in thousands):

	September 30, 2008
	AAA		AA		A
		Estimated		Estimated		Estimated
Underwriting Year	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$11,419	$10,586	$6,580	$4,746	$1,868	$1,337
2004	—	—	39,335	30,741	13,560	10,791
2005	48,481	40,885	57,019	38,337	6,516	3,362
2006	5,018	3,135	9,498	5,480	—	—
2007	2,250	1,820	888	615	10,490	5,175

Total	$67,168	$56,426	$113,320	$79,919	$32,434	$20,665

	BBB		Below Investment Grade		Total
		Estimated		Estimated		Estimated
Underwriting Year	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$1,221	$217	$—	$—	$21,088	$16,886
2004	—	—	9,071	6,610	61,966	48,142
2005	1,323	1,323	4,173	4,168	117,512	88,075
2006	3,223	1,823	—	—	17,739	10,438
2007	—	—	7,639	6,288	21,267	13,898

Total	$5,767	$3,363	$20,883	$17,066	$239,572	$177,439

	December 31, 2007
	AAA		AA		A
		Estimated		Estimated		Estimated
Underwriting Year	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$16,520	$16,531	$2,111	$1,910	$3,749	$3,246
2004	26,520	26,286	33,757	31,465	16,151	14,614
2005	41,638	40,190	60,233	55,041	21,593	18,140
2006	13,964	11,957	5,002	3,763	—	—
2007	20,274	18,351	—	—	—	—

Total	$118,916	$113,315	$101,103	$92,179	$41,493	$36,000

	BBB		Below Investment Grade		Total
		Estimated		Estimated		Estimated
Underwriting Year	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$1,186	$1,046	$—	$—	$23,566	$22,733
2004	—	—	—	—	76,428	72,365
2005	5,026	4,250	—	—	128,490	117,621
2006	—	—	—	—	18,966	15,720
2007	—	—	—	—	20,274	18,351

Total	$6,212	$5,296	$—	$—	$267,724	$246,790

The following table presents the total gross unrealized losses for fixed maturity securities and equity securities as of September 30, 2008 and December 31, 2007, respectively, where the estimated fair value had declined and remained below amortized cost by the indicated amount (dollars in thousands):

	September 30, 2008		December 31, 2007
	Gross		Gross
	Unrealized		Unrealized
	Losses	% of Total	Losses	% of Total

Less than 20%	$472,148	49.1%	$159,563	80.5%
20% or more for less than six months	381,221	39.7%	35,671	18.0%
20% or more for six months or greater	107,273	11.2%	2,981	1.5%

Total	$960,642	100.0%	$198,215	100.0%

The following tables present the estimated fair values and gross unrealized losses for the 1,976 and 1,105 fixed maturity securities and equity securities that have estimated fair values below amortized cost as of September 30, 2008 and December 31, 2007, respectively. These investments are presented by class and grade of security, as well as the length of time the related market value has remained below amortized cost.

	As of September 30, 2008
			Equal to or greater than
	Less than 12 months		12 months		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
(dollars in thousands)	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Investment grade securities:
U.S. corporate securities	$2,136,005	$289,078	$481,672	$139,996	$2,617,677	$429,074
Canadian and Canadian provincial governments	483,226	33,670	55,046	7,256	538,272	40,926
Residential mortgage-backed securities	497,433	26,121	253,224	20,931	750,657	47,052
Foreign corporate securities	573,499	72,645	191,346	31,944	764,845	104,589
Asset-backed securities	159,077	20,269	201,503	66,944	360,580	87,213
Commercial mortgage-backed securities	801,793	105,354	59,865	19,563	861,658	124,917
State and political subdivisions	27,468	4,587	8,000	—	35,468	4,587
Other foreign government securities	45,207	534	47,494	808	92,701	1,342

Investment grade securities	4,723,708	552,258	1,298,150	287,442	6,021,858	839,700

Non-investment grade securities:
U.S. corporate securities	193,333	31,385	42,473	8,977	235,806	40,362
Asset-backed securities	1,226	79	5,126	1,425	6,352	1,504
Foreign corporate securities	16,964	2,455	3,164	1,327	20,128	3,782

Non-investment grade securities	211,523	33,919	50,763	11,729	262,286	45,648

Total fixed maturity securities	$4,935,231	$586,177	$1,348,913	$299,171	$6,284,144	$885,348

Equity securities	$95,030	$60,555	$21,226	$14,739	$116,256	$75,294

Total number of securities in an unrealized loss position	1,426		550		1,976

	As of December 31, 2007
			Equal to or greater than
	Less than 12 months		12 months		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
(dollars in thousands)	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Investment grade securities:
U.S. corporate securities	$1,185,664	$63,368	$487,626	$25,541	$1,673,290	$88,909
Canadian and Canadian provincial governments	78,045	1,077	4,313	86	82,358	1,163
Residential mortgage-backed securities	299,655	5,473	348,632	6,743	648,287	12,216
Foreign corporate securities	293,783	17,880	155,445	5,995	449,228	23,875
Asset-backed securities	341,337	24,958	72,445	5,722	413,782	30,680
Commercial mortgage-backed securities	110,097	4,499	46,647	588	156,744	5,087
U.S. government and agencies	700	1	—	—	700	1
State and political subdivisions	27,265	605	14,518	339	41,783	944
Other foreign government securities	127,397	1,635	75,354	2,878	202,751	4,513

Investment grade securities	2,463,943	119,496	1,204,980	47,892	3,668,923	167,388

Non-investment grade securities:
U.S. corporate securities	106,842	6,044	30,105	1,727	136,947	7,771
Asset-backed securities	1,996	776	—	—	1,996	776
Foreign corporate securities	9,692	1,930	3,524	165	13,216	2,095

Non-investment grade securities	118,530	8,750	33,629	1,892	152,159	10,642

Total fixed maturity securities	$2,582,473	$128,246	$1,238,609	$49,784	$3,821,082	$178,030

Equity securities	$83,166	$16,764	$19,073	$3,421	$102,239	$20,185

Total number of securities in an unrealized loss position	691		414		1,105

At September 30, 2008 and December 31, 2007, the Company had $960.6 million and $198.2 million, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized losses, as follows:

	September 30,	December 31,
	2008	2007
Sector:
U.S. corporate securities	58%	59%
Canadian and Canada provincial governments	4%	1%
Residential mortgage-backed securities	5%	6%
Foreign corporate securities	11%	13%
Asset-backed securities	9%	16%
Commercial mortgage-backed securities	13%	3%
State and political subdivisions	—%	—%
Other foreign government securities	—%	2%

Total	100%	100%

Industry:
Finance	40%	49%
Asset-backed	9%	16%
Industrial	17%	12%
Mortgage-backed	18%	9%
Government	5%	3%
Utility	6%	4%
Other	5%	7%

Total	100%	100%

The table below presents the Company’s top twenty corporate exposures held directly in its investment portfolio as of September 30, 2008. Securities backing the Company’s funds withheld portfolios are not included.
(dollars in thousands)

	Amortized	Estimated
Corporate Exposures	Cost	Fair Value

JP Morgan	$85,305	$74,614
Bank of America	82,708	71,376
Citigroup	78,036	61,825
General Electric Co.	67,940	58,011
AT&T, Inc.	64,293	57,605
Toronto Dominion	48,816	46,577
Verizon	41,480	37,208
American International Group	48,367	32,760
HSBC	36,755	32,102
Wells Fargo	35,330	31,887
Deutsche Telekom	30,380	27,786
Merrill Lynch	34,418	27,506
Power Corp of Canada	25,314	27,299
Morgan Stanley	36,957	27,041
Time Warner Cable	30,245	26,539
Kraft Foods, Inc.	27,943	25,976
Wachovia	42,957	24,909
Goldman Sachs	36,304	24,866
Enbridge, Inc.	20,718	23,841
Banco Santander	35,805	23,460

Total	$910,071	$763,188

The table below summarizes impairment writedowns on select issuers for the three month period ended September 30, 2008.

(dollars in thousands)
Asset Class / Institution	Impairment

Subprime / Alt-A	$25,727
Lehman Brothers Holdings	24,232
Washington Mutual	22,075
Morgan Stanley	8,214
American International Group	7,500
Fannie Mae	7,231
Freddie Mac	4,680
Bell Canada Enterprises	3,499
Other	6,123

Total	$109,281